SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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Current Report
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
June 9, 2016
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NETFLIX, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-35727	77-0467272
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
100 Winchester Circle
Los Gatos, CA
95032
(Address of principal executive offices)
(Zip Code)
(408) 540-3700
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.
On June 9, 2016, Netflix, Inc. (the “Company”) held its annual meeting of stockholders in Los Gatos, California (“Annual Meeting”). As of April 11, 2016, the Company’s record date, there were a total of 428,298,804 shares of common stock outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, 382,264,106 shares of common stock were represented in person or by proxy and, therefore, a quorum was present.
The stockholders of the Company voted on the following items at the Annual Meeting:

1.	The election of three Class II directors to hold office until the 2019 Annual Meeting of Stockholders;

2.	The ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2016;

3.	Advisory approval of the Company’s executive officer compensation;

4.	A stockholder proposal regarding director election majority vote standard;

5.	A stockholder proposal regarding proxy access bylaw;

6.	A stockholder proposal regarding simple majority vote; and

7.	A stockholder proposal regarding electing each director annually.

For more information about the foregoing proposals, see the Company's definitive proxy statement dated April 27, 2016.
The number of votes cast, as applicable, for, against and withheld, and the number of abstentions and broker non-votes with respect to each matter voted upon are set forth below:
1. Election of Directors

Nominee	For	Withheld	Broker Non-Votes
Timothy M. Haley	188,979,893	113,300,661	79,983,552

Nominee	For	Withheld	Broker Non-Votes
Leslie Kilgore	189,413,004	112,867,550	79,983,552

Nominee	For	Withheld	Broker Non-Votes
Ann Mather	169,844,563	132,435,991	79,983,552
Based on the votes set forth above, the director nominees were duly elected.

2. The Ratification of the Appointment of Ernst & Young LLP as the Company's Independent Registered Public Accounting Firm for the Year Ending December 31, 2016
The proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2016 received the following votes:

For	Against	Abstain	Broker Non-Votes
367,960,423	8,099,331	6,204,352	—
Based on the votes set forth above, the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2016 was duly ratified.
3. Advisory Approval of the Company's Executive Officer Compensation
The proposal to receive a non-binding advisory vote on executive compensation received the following votes:

For	Against	Abstain	Broker Non-Votes
289,883,618	11,912,208	484,728	79,983,552
Based on the votes set forth above, the stockholders advised that they were in favor of the named executive officer compensation set forth in the proxy statement.
4. Stockholder Proposal Regarding Director Election Majority Vote Standard
The non-binding proposal from a stockholder to adopt a director election majority vote standard received the following votes:

For	Against	Abstain	Broker Non-Votes
263,626,663	37,070,446	1,583,445	79,983,552
Based on the votes set forth above, the non-binding proposal from a stockholder to adopt a director election majority vote standard was duly approved.
5. Stockholder Proposal Regarding Proxy Access Bylaw
The non-binding proposal from a stockholder to adopt a proxy access bylaw received the following votes:

For	Against	Abstain	Broker Non-Votes
215,780,930	84,865,296	1,634,328	79,983,552
Based on the votes set forth above, the non-binding proposal from a stockholder to adopt a proxy access bylaw was duly approved.

6. Stockholder Proposal Regarding Simple Majority Vote
The non-binding proposal from a stockholder regarding simple majority vote received the following votes:

For	Against	Abstain	Broker Non-Votes
246,809,700	53,946,912	1,523,942	79,983,552
Based on the votes set forth above, the non-binding proposal from a stockholder regarding simple majority vote was duly approved.
7. Stockholder Proposal Regarding Electing Each Director Annually
The non-binding proposal from a stockholder to elect each director annually received the following votes:

For	Against	Abstain	Broker Non-Votes
251,991,262	48,849,535	1,439,757	79,983,552
Based on the votes set forth above, the non-binding proposal from a stockholder to elect each director annually was duly approved.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NETFLIX, INC.

Date: June 10, 2016

/s/ David Hyman
David Hyman
General Counsel and Secretary